POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Alan B. Arends

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the resale of up to 5,940,960 unsecured exchangeable senior notes in an original aggregate principal amount of $402,500,040 issued by the Company and unconditionally guaranteed by the Parent, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of the unsecured exchangeable senior notes and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 20th day of July, 2001.


                                      /s/ Alan B. Arends
                                      --------------------------------------
                                      Alan B. Arends

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Jack B. Evans

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the resale of up to 5,940,960 unsecured exchangeable senior notes in an original aggregate principal amount of $402,500,040 issued by the Company and unconditionally guaranteed by the Parent, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of the unsecured exchangeable senior notes and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 20th day of July, 2001.


                                      /s/ Jack B. Evans
                                      --------------------------------------
                                      Jack B. Evans

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Joyce L. Hanes

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the resale of up to 5,940,960 unsecured exchangeable senior notes in an original aggregate principal amount of $402,500,040 issued by the Company and unconditionally guaranteed by the Parent, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of the unsecured exchangeable senior notes and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 20th day of July, 2001.


                                      /s/ Joyce L. Hanes
                                      --------------------------------------
                                      Joyce L. Hanes

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                     Lee Liu

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the resale of up to 5,940,960 unsecured exchangeable senior notes in an original aggregate principal amount of $402,500,040 issued by the Company and unconditionally guaranteed by the Parent, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of the unsecured exchangeable senior notes and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 20th day of July, 2001.


                                      /s/ Lee Liu
                                      --------------------------------------
                                      Lee Liu

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Katharine C. Lyall

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the resale of up to 5,940,960 unsecured exchangeable senior notes in an original aggregate principal amount of $402,500,040 issued by the Company and unconditionally guaranteed by the Parent, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of the unsecured exchangeable senior notes and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 20th day of July, 2001.


                                      /s/ Katharine C. Lyall
                                      --------------------------------------
                                      Katharine C. Lyall

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Judith D. Pyle

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the resale of up to 5,940,960 unsecured exchangeable senior notes in an original aggregate principal amount of $402,500,040 issued by the Company and unconditionally guaranteed by the Parent, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of the unsecured exchangeable senior notes and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 20th day of July, 2001.


                                      /s/ Judith D. Pyle
                                      --------------------------------------
                                      Judith D. Pyle

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Robert W. Schlutz

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the resale of up to 5,940,960 unsecured exchangeable senior notes in an original aggregate principal amount of $402,500,040 issued by the Company and unconditionally guaranteed by the Parent, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of the unsecured exchangeable senior notes and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 20th day of July, 2001.


                                      /s/ Robert W. Schlutz
                                      --------------------------------------
                                      Robert W. Schlutz

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                              Wayne H. Stoppelmoor

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the resale of up to 5,940,960 unsecured exchangeable senior notes in an original aggregate principal amount of $402,500,040 issued by the Company and unconditionally guaranteed by the Parent, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of the unsecured exchangeable senior notes and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 20th day of July, 2001.


                                      /s/ Wayne H. Stoppelmoor
                                      --------------------------------------
                                      Wayne H. Stoppelmoor

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Anthony R. Weiler

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the resale of up to 5,940,960 unsecured exchangeable senior notes in an original aggregate principal amount of $402,500,040 issued by the Company and unconditionally guaranteed by the Parent, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of the unsecured exchangeable senior notes and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 20th day of July, 2001.


                                      /s/ Anthony R. Weiler
                                      --------------------------------------
                                      Anthony R. Weiler